UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2015

Eagle Materials Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12984	75-2520779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas		75219
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number including area code: (214) 432-2000

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 10, 2015, Eagle Materials Inc., a Delaware corporation (“Eagle”), issued a press release (the “Press Release”) announcing that its Board of Directors has authorized the repurchase of additional shares of common stock raising its current authorization to 7,500,000 shares (including 717,300 shares under the existing authorization). A copy of the Press Release is being furnished as Exhibit 99.1 hereto and is hereby incorporated in this Item 8.01 in its entirety by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated August 10, 2015 by Eagle Materials Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ James H. Graass
James H. Graass
Executive Vice President, General Counsel and Secretary

Date: August 10, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 10, 2015 by Eagle Materials Inc.